UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07723

Investment Company Act File Number

Worldwide Health Sciences Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

November 30, 2016

Date of Reporting Period

Item 1. Schedule of Investments

Worldwide Health Sciences Portfolio

November 30, 2016

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.1%

Security	Shares	Value
Biotechnology — 31.6%
AbbVie, Inc.	690,536	$41,984,589
Actelion, Ltd.	94,478	18,250,022
Alexion Pharmaceuticals, Inc.(1)	207,828	25,477,634
Biogen, Inc.(1)	166,500	48,962,655
BioMarin Pharmaceutical, Inc.(1)	292,429	25,040,695
Celgene Corp.(1)	444,921	52,727,588
Galapagos NV(1)	99,828	5,922,117
Gilead Sciences, Inc.	550,067	40,539,938
Incyte Corp.(1)	228,436	23,366,718
Regeneron Pharmaceuticals, Inc.(1)	60,662	23,005,457
Shire PLC	701,207	40,837,366
Shire PLC ADR	82,128	14,339,549
Vertex Pharmaceuticals, Inc.(1)	226,707	18,501,558

		$378,955,886

Health Care Equipment — 13.3%
Edwards Lifesciences Corp.(1)	269,163	$22,300,155
Intuitive Surgical, Inc.(1)	56,174	36,161,451
Medtronic PLC	665,629	48,597,573
Wright Medical Group NV(1)	1,009,222	23,252,475
Zimmer Biomet Holdings, Inc.	282,439	28,769,236

		$159,080,890

Health Care Facilities — 1.8%
HCA Holdings, Inc.(1)	304,824	$21,608,973

		$21,608,973

Health Care Supplies — 2.1%
Cooper Cos., Inc. (The)	152,300	$25,051,827

		$25,051,827

Life Sciences Tools & Services — 3.7%
Illumina, Inc.(1)	89,595	$11,928,678
Thermo Fisher Scientific, Inc.	231,352	32,414,729

		$44,343,407

Managed Health Care — 3.4%
UnitedHealth Group, Inc.	177,300	$28,070,136
WellCare Health Plans, Inc.(1)	94,080	12,890,842

		$40,960,978

Pharmaceuticals — 42.2%
Allergan PLC(1)	321,548	$62,476,777
Bristol-Myers Squibb Co.	721,457	40,719,033
Eli Lilly & Co.(2)	881,915	59,194,135
Johnson & Johnson	450,936	50,189,177
Merck & Co., Inc.	247,081	15,118,886
Novartis AG	172,411	11,882,871
Novo Nordisk A/S, Class B	1,075,751	36,231,403
Ono Pharmaceutical Co., Ltd.	384,649	8,580,238
Pfizer, Inc.	1,462,345	46,999,768
Roche Holding AG PC	322,688	71,821,039
Santen Pharmaceutical Co., Ltd.	2,006,933	24,710,483
Teva Pharmaceutical Industries, Ltd. ADR	416,622	15,706,649

Security	Shares	Value
UCB SA	314,133	$20,179,756
Zoetis, Inc.	828,810	41,755,448

		$505,565,663

Total Common Stocks (identified cost $1,149,383,550)		$1,175,567,624

Put Options Purchased — 0.4%

Security	Number of Contracts	Strike Price	Expiration Date	Value
Eli Lilly & Co.	5,800	$75.00	1/20/17	$4,582,000

Total Put Options Purchased (identified cost $2,534,136)				$4,582,000

Short-Term Investments — 0.9%

Description			Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.69%(3)			10,911,680	$10,913,862

Total Short-Term Investments (identified cost $10,913,862)				$10,913,862

Total Investments — 99.4% (identified cost $1,162,831,548)				$1,191,063,486

Covered Call Options Written — (0.0)%(4)

Security	Number of Contracts	Strike Price	Expiration Date	Value
Eli Lilly & Co.	5,800	$87.50	1/20/17	$(23,200)

Total Covered Call Options Written (premiums received $1,125,639)				$(23,200)

Put Options Written — (0.2)%

Security	Number of Contracts	Strike Price	Expiration Date	Value
Eli Lilly & Co.	5,800	$70.00	1/20/17	$(2,233,000)

Total Put Options Written (premiums received $1,346,034)				$(2,233,000)

Other Assets, Less Liabilities — 0.8%				$9,478,949

Net Assets — 100.0%				$1,198,286,235

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	A portion of the applicable common stock for which a written call option is outstanding at November 30, 2016 has been pledged as collateral for such written option.

(3)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2016. Net income from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended November 30, 2016 was $18,806.

(4)	Amount is less than (0.05)%.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	77.0%	$922,601,993
Switzerland	8.5	101,953,932
United Kingdom	4.6	55,176,915
Denmark	3.0	36,231,403
Japan	2.8	33,290,721
Belgium	2.2	26,101,873
Israel	1.3	15,706,649

Total Investments	99.4%	$1,191,063,486

Abbreviations:

ADR	-	American Depositary Receipt

PC	-	Participation Certificate

Written options activity for the fiscal year to date ended November 30, 2016 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	11,600	2,471,673

Outstanding, end of period	11,600	$2,471,673

At November 30, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the fiscal year to date ended November 30, 2016, the Portfolio entered into a combination of option transactions on an individual security to seek return and/or to seek to reduce the Portfolio’s exposure to a decline in the stock price.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative
Purchased options	$4,582,000	$—
Written options	—	(2,256,200)

Total	$4,582,000	$(2,256,200)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at November 30, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,165,204,928

Gross unrealized appreciation	$147,426,615
Gross unrealized depreciation	(121,568,057)

Net unrealized appreciation	$25,858,558

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total
Common Stocks
Biotechnology	$313,946,381	$65,009,505		$—	$378,955,886
Health Care Equipment	159,080,890	—		—	159,080,890
Health Care Facilities	21,608,973	—		—	21,608,973
Health Care Supplies	25,051,827	—		—	25,051,827
Life Sciences Tools & Services	44,343,407	—		—	44,343,407
Managed Health Care	40,960,978	—		—	40,960,978
Pharmaceuticals	332,159,873	173,405,790		—	505,565,663
Total Common Stocks	$937,152,329	$238,415,295	*	$—	$1,175,567,624
Put Options Purchased	$4,582,000	$—		$—	$4,582,000
Short-Term Investments	—	10,913,862		—	10,913,862
Total Investments	$941,734,329	$249,329,157		$—	$1,191,063,486

Liability Description
Covered Call Options Written	$(23,200)	$—		$—	$(23,200)
Put Options Written	(2,233,000)	—		—	(2,233,000)
Total	$(2,256,200)	$—		$—	$(2,256,200)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2016 whose fair value was determined using Level 3 inputs. At November 30, 2016, there were no investments transferred between Level 1 and Level 2 during the fiscal year to date then ended.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

For additional information on the Portfolio’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Portfolio’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Worldwide Health Sciences Portfolio

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	January 23, 2017

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 23, 2017